UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIODRAIN MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIODRAIN MEDICAL, INC.

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on September 20, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of BioDrain Medical, Inc. (the “Company”) on September 20, 2012, at 11:00 a.m. (Central Daylight Time) at the offices of the Company’s counsel, Maslon Edelman Borland & Brand, LLP, located at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, for the following purposes:

1.	To re-elect six directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified.

2.	To ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

3.	To approve the Company’s 2012 Stock Incentive Plan.

4.	To conduct any other business properly brought before the meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is August 31, 2012.  Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,

Sincerely,

Joshua Kornberg
President and Chief Executive Officer

Eagan, Minnesota

September 4, 2012

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You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile, email or over the Internet as instructed in the proxy statement.   Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 20, 2012:

The Proxy Statement and 2011 Annual Report to Shareholders (10-K and 10-K/A) are

available at http://BioDrainMedicalInc.investorroom.com Biodrainmedical.investorroom.com.

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BIODRAIN MEDICAL, INC.

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Telephone: (651) 389-4800

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 20, 2012

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of BioDrain Medical, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of the Company’s counsel, Maslon Edelman Borman & Brand LLP, located at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 on September 20, 2012, at 11:00 a.m. (Central Daylight Time), including any adjournments or postponements of the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy by facsimile, email or on the Internet.

The Company intends to mail this proxy statement and accompanying proxy card on or about September 4, 2012, to all shareholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on August 31, 2012, will be entitled to vote at the Annual Meeting.  On the record date, there were 97,563,012 shares of common stock of the Company outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on August 31, 2012, your shares were registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., then you are a shareholder of record.  As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile, email or on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner:  Shares Registered in the Name of a Broker or Bank

If on August 31, 2012, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on?

There are three (3) matters scheduled for a vote:

—	To re-elect six directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified.

—	To ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.

—	To approve the Company’s 2012 Stock Incentive Plan, under which 20 million shares of common stock are authorized for issuance.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your votes for any nominee you specify.  For ratification of the Board of Director’s selection of Olsen Thielen & Co., Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, and the approval of the Company’s 2012 Stock Incentive Plan, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are as follows:

Shareholder of Record:  Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile, email or on the Internet.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

—	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive. If you would like directions to our attorney’s offices, please call (651) 389-4800.

—	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

—	To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to 303-282-5800. Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on September 19, 2012, to be counted.

—	To vote by email, complete, sign and date the enclosed proxy card and scan and email it to rsingleton@corporatestock.com. Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on September 19, 2012, to be counted.

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—	To vote on the Internet, go to https://secure.corporatestock.com/vote/php to complete an electronic proxy card. Please have the enclosed proxy card available. Your vote must be received by 2 PM Eastern Time (1 PM Central Time) on September 19, 2012, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

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Beneficial Owner:  Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank.  Alternatively, you may vote by email or over the Internet as instructed by your broker or bank.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

Except as set forth below regarding cumulative voting for directors, on each matter to be voted upon, you have one vote for each share of common stock you own as of August 31, 2012.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of the nominees for director, “For” the ratification of the selection of Olsen Thielen & Co., Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2012, and “For” the approval of the 2012 Stock Incentive Plan.  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using its best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

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Are proxy materials available on the Internet?

This proxy statement and our 2011 Annual Report to Shareholders (10-K and 10-K/A) are available at http://BioDrainMedicalInc.investorroom.com.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the Annual Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

—	You may submit another properly completed proxy card with a later date.

—	You may send a timely written notice that you are revoking your proxy to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

—	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.  Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

Is cumulative voting permitted for the election of directors?

 With respect to the election of directors only, each shareholder may cumulate his or her votes with respect to candidates whose names have been placed in nomination prior to the vote if, but only if, (a) the Company has received written notice before the Annual Meeting of such shareholder’s intent to cumulate his or her votes, or (b) such notice is given by a shareholder to the presiding officer at the Annual Meeting before the election of directors occurs. If you are providing written notice prior to the Annual Meeting of your intent to cumulate your votes for the election of directors, please send such notice to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121. If there is cumulative voting for directors, the votes that you will be able to cast in the election of directors will be equal to the number of shares you hold multiplied by the number of Directors to be elected. You will then be entitled to either 1) give one candidate all such votes or 2) distribute the votes among the director-nominees. For example, if you have 1,000 shares and seven director-nominees are standing for election, you will have 7,000 votes. You may then cast all 7,000 votes for one director-nominee or distribute the 7,000 votes among all or any number of the director-nominees. If there is cumulative voting for the election of directors, the holder of any proxy given pursuant to this solicitation will have the authority to cumulate the votes represented by the shares covered by the proxy and to distribute the votes among the candidates in the proxyholder's discretion, except that none of your votes will be cast for any nominee as to whom you instruct that your votes be withheld. Whether there is cumulative voting or not, directors are elected by a plurality of the votes cast.

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What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, the ratification of the appointment of Olsen Thielen & Co., Ltd. as the Company’s independent registered public accounting firm is currently considered a routine matter.  The proposed election of the 2012 Stock Incentive Plan and the uncontested election of nominees for the Board of Directors are currently considered non-routine matters under the rules of the New York Stock Exchange.

How many votes are needed to approve each proposal?

—	For Proposal 1, the election of directors, who are elected by a plurality, the nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withheld” will affect the outcome.

—	To be approved, Proposals 2 through 3, ratification of the selection of Olsen Thielen & Co., Ltd. as our independent auditors for the fiscal year ending December 31, 2012 and approval of the 2012 Stock Incentive Plan must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting.  A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 97,563,012 shares outstanding and entitled to vote.  Thus, the holders of 48,781,507 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

When are shareholder proposals due for the 2013 Annual Meeting?

Any appropriate proposal submitted by a shareholder and intended to be presented at the 2013 Annual Meeting must be submitted in writing to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121 and received no later than February 10, 2013, to be includable in the Company’s proxy statement and related proxy. A shareholder proposal will need to comply with the Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Although our Board of Directors will consider shareholder proposals, we reserve the right to omit from our proxy statement, or to vote against, shareholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors may be comprised of not less than one, nor more than nine directors, who need not be shareholders of the Company.   Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors.  A director elected by the Board of Directors to fill a vacancy shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The directors of the Company do not have a definite term of office and each director serves until his successor is elected and duly qualified.   The Company does not have a Governance/Nominating Committee. The entire Board of Directors will consider director candidates recommended by shareholders. The Board does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder. To nominate a director, shareholders must submit such nomination in writing to our Secretary at 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.   The Board set the number of directors at six and nominated Lawrence W. Gadbaw, Joshua Kornberg, Peter L. Morawetz, Thomas J. McGoldrick, Andrew P. Reding and Ricardo Koenigsberger for re-election at the Annual Meeting.

 Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting at which a quorum is present. The nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected.  If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by our Board of Directors.   If there is cumulative voting in the election of directors, as set forth in the “ Questions and Answers about this Proxy Material and Voting” section above, such persons may distribute the votes represented by each proxy among such nominees in such proportion as determined in their discretion, unless the person giving the proxy specifically instructed otherwise. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

The following is a brief biography for each nominee for director.

Name	Age	Position
Directors:
Lawrence W. Gadbaw (2)	74	Chairman of the Board of Directors
Joshua Kornberg	39	President, Chief Executive Officer, and Director
Peter L. Morawetz (1)	84	Director
Thomas J. McGoldrick (1)	71	Director
Andrew P. Reding (2)	42	Director
Ricardo Koenigsberger	46	Director

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee

Nominees for election

Lawrence W. Gadbaw.   Mr. Gadbaw has served as a director and Chairman of the Board since our inception in 2002. He served as our President and Chief Executive Officer from 2002 to 2006 and Executive Vice President Business Development from 2006 to 2008. From 2008 to the present Mr. Gadbaw has been retired.  Mr. Gadbaw was Chairman of Health Care Marketing, Inc., a manufacturer and marketer of health care products, since 1992. From 1990 to 1992, he was President, Chief Operating Officer and Director of Augustine Medical, Inc., a manufacturer of hypothermia treatment products.

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Mr. Gadbaw was President, Chief Executive Officer, Treasurer and Director of Bio-Vascular, Inc., a manufacturer of tissue and biosynthetic-based medical devices and grafts for cardiovascular surgery, from 1985 to 1989. From 1979 to 1981, he was Director of Sales and Marketing for Medical Incorporated, a manufacturer of cardiovascular products. Mr. Gadbaw was General Manager of Sween Corporation, a manufacturer of health care products, from 1977 to 1979. He held numerous positions in marketing and sales with Medtronic, Inc., a manufacturer and distributor of cardiovascular products from 1967 to 1977, including the position of Director of U.S. Sales. We believe Mr. Gadbaw’s experience in the healthcare and medical device industries as well as being a co-founder of BioDrain makes him a valuable member of the Board.

Josh Kornberg.  Effective July 22, 2012, Joshua Kornberg was appointed by the Board of Directors of BioDrain Medical, Inc. (the “Company”) as the Chief Executive Officer and President of the Company. Mr. Kornberg was elected Interim President, Chief Executive Officer and Chief Financial Officer by the Board on April 23, 2012.  Mr. Kornberg was elected to the Board on March 9, 2012.  Mr. Kornberg was appointed to the Board in March 2012 at the direction of Dr. Samuel Herschkowitz, pursuant to the terms of the note purchase agreement executed with Dr. Herschkowitz in December 2011. As long as any amount payable under the note remains outstanding, Dr. Herschkowitz or his designee is entitled to appoint a special advisor to the Company’s Board of Directors, who will be appointed as a member of the Board upon request. Pursuant to this authority, Josh Kornberg was appointed to the Board on March 9, 2012. Mr. Kornberg is President and founding partner of APA, a private equity fund based in New York. Prior to founding APA, Mr. Kornberg served as Chief Investment Officer of The Lightstone Group, a national private equity firm and Director of the Lightstone Value Plus REIT, a public company focused on commercial real estate. Mr. Kornberg worked in the capital markets group at Morgan Stanley, and also served as Vice President at The RREEF Funds, one of the leading global pension fund advisors.

Peter L. Morawetz, PhD.      Dr. Morawetz has been a consultant to development-stage companies in the medical and high technology field and has been retired since 2005. He has served as a director of the Company since its inception in 2002. From 1985 to 2002, he provided consulting services in the fields of technology and product positioning for a large number of U.S. and foreign corporations. Notable clients included Medtronic, EMPI, Hutchinson Technologies, Minntech, Bauer Biopsy Needles, American Medical, Lectec and Walker Reading Technologies. In the course of a thirty-year career, he covered progressively important positions in engineering and R&D management. His contributions include development of neurological devices at Medtronic, Inc. from 1971 to 1981 and EMPI, Inc. from 1981 to 1985, as well as magnetic-storage devices at Univac from 1958 to 1961 and again from 1965 to 1967 and Fabri-Tek from 1961 to 1965. He has seven patents and has been active in market planning and corporate development. We believe that Dr. Morawetz’s extensive consulting experience with development-stage companies and role as a co-founder of BioDrain are strong endorsements for membership on our Board.

Thomas J. McGoldrick.      Mr. McGoldrick has served as a director of the Company since 2005. Mr. McGoldrick has been retired since 2005. Prior to that, he served as Chief Executive Officer of Monteris Medical Inc. from November 2002 to November 2005. He has been in the medical device industry for over thirty years and was co-founder and Chief Executive Officer of Fastitch Surgical in 2000. Fastitch is a startup medical device company with unique technology in surgical wound closure. Prior to Fastitch, Mr. McGoldrick was President and Chief Executive Officer of Minntech from 1997 to 2000. Minntech was a $75 million per year publicly traded (NASDAQ-MNTX) medical device company offering services for the dialysis, filtration, and separation markets. Prior to employment at Minntech from 1970 to 1997, he held senior marketing, business development and international positions at Medtronic, Cardiac Pacemakers, Inc. and Johnson & Johnson. Mr. McGoldrick is on the board of directors of two other startup medical device companies. We believe Mr. McGoldrick’s experience as CEO of a public company and extensive experience in the medical device industry provide valuable insight on our Board.

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Andrew P. Reding.     Mr. Reding is an executive with extensive experience in sales and marketing of capital equipment for the acute care markets. He has served as a director of the Company since 2006 and he is currently the President and Chief Executive Officer of TRUMPF Medical Systems, Inc., a position he has held since April 2007. Prior to that, he was Director of Sales at Smith & Nephew Endoscopy from December 1994 to May 2006 and he served as Vice President of Sales and Director of Marketing with Berchtold Corporation from May 2006 to April 2007. His experience is in the marketing and sales of architecturally significant products for the operating room, emergency department and the intensive care unit. Mr. Reding has successfully developed high quality indirect and direct sales channels, implemented programs to interface with facility planners and architects and developed GPO and IDN portfolios. Mr. Reding holds a bachelor’s degree from Marquette University and an MBA from The University of South Carolina. We believe Mr. Reding’s strong experience in sales and marketing of capital equipment to hospital operating rooms provides unique insight into the industry we serve and makes him a valued member of the Board.

Ricardo Koenigsberger. Effective June 25, 2012, Ricardo Koenigsberger, was elected to the Board of Directors of BioDrain Medical, Inc. (the “Company”). Mr. Koenigsberger is currently a managing partner of ROCA Management, a private investment fund focused on the REIT industry. In addition, he also serves as CEO of Realty Finance Corporation, a publicly held company. Previously, Mr. Koenigsberger was a partner of Apollo Real Estate, a large private equity firm, where he was responsible for new investments and investment management. At Apollo, he oversaw the investment of over $1+ billion in equity. Mr. Koenigsberger graduated summa cum laude from the Wharton School of the University of Pennsylvania.

VOTE REQUIRED

The Board recommends that you vote “FOR” each of the nominees to the Board set forth in this Proposal 1.  Under applicable Minnesota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NOMINEE NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

 Although we are not required to comply with the NASDAQ Stock Market (“NASDAQ”) listing standards, we use these listing standards as our guide toward determining independence of our directors and other areas of corporate governance. Under NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors has affirmatively determined that the following directors and nominees are independent directors within the meaning of the NASDAQ listing standards: Messrs. Gadbaw, McGoldrick, Reding, and Koenigsberger and Dr. Morawetz. In making this determination, the Board of Directors found that none of these directors and nominees had a material or other disqualifying relationship with the Company. Mr. Kornberg, the Company’s President and Chief Executive Officer is not independent directors by virtue of his employment with the Company.

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Leadership structure

 We have separate individuals serving as Chairman of the Board and as President and Chief Executive Officer. The President and CEO is responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the President and CEO, sets the agenda for meetings of the Board and presides over meetings of the full Board. The Company believes this structure strengthens the role of the board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the day-to-day management direction of the Company by its President and CEO, Joshua Kornberg.

Oversight of risk management

Board-level risk oversight is primarily performed by our full Board, although the Audit Committee oversees our internal controls and regularly assesses financial and accounting processes and risks. Our risk oversight process includes an ongoing dialogue between management and the Board and the Audit Committee, intended to identify and analyze risks that face the Company. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation plan are necessary. The Board (or the Audit Committee, with respect to risks related to internal controls, financial and accounting matters) monitors risk mitigation action plans developed by management, in order to ensure such plans are implemented and are effective in reducing the targeted risk.

Code of ethics and business conduct

On November 14, 2008, the Board adopted the Code of Ethics of BioDrain Medical, Inc. that applies to all officers, directors and employees of the Company. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics was filed as Exhibit 14 to the Company’s Registration Statement on Form S-1/A filed with the SEC on January 12, 2009.

Shareholder communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors.  All communications should be directed to the Company’s Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors.  If no director is specified, the communication will be forwarded to the entire Board.  Shareholder communications to the Board should be sent to:

BioDrain Medical, Inc. Board of Directors

Attention: Secretary

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

Meetings of the Board of Directors

The Board of Directors met four times during the fiscal year ended December 31, 2011.  All directors attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served and which were held during the period for which they were directors or committee members.  In addition, the directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent, in accordance with the Company’s Articles of Incorporation, as amended, By-Laws and Minnesota law.

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Information regarding committees of the Board of Directors

During the fiscal year ended December 31, 2011, the Board of Directors maintained two committees:  the Audit Committee and the Compensation Committee.  The following table provides membership and meeting information for fiscal 2011 for each of the committees of the Board of Directors in existence through December 31, 2011:

Name	Audit	Compensation
Lawrence W. Gadbaw	X
Kevin R. Davidson
Chad A. Ruwe
Peter L. Morawetz, PhD		X
Thomas J. McGoldrick		X
Andrew P. Reding	X
Albert Emola
James Dauwalter
Total meetings in fiscal 2011	4	2

  Below is a description of each committee of the Board of Directors as such committees are presently constituted.  The Board of Directors has determined that each current member of each committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

  The Audit Committee of our Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

  The functions of the Audit Committee include, among other things:

—	serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

—	coordinating, reviewing and appraising the audit efforts of the Company’s independent auditors and management and, to the extent the Company has an internal auditing or similar department or persons performing the functions of such department (“internal auditing department” or “internal auditors”), the internal auditing department; and

—	communicating directly with the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors regarding the matters related to the committee’s responsibilities and duties.

  Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee.

  Our Audit Committee currently consists of Mr. Gadbaw, as the chairperson, and Mr. Reding. Each Audit Committee member is a non-employee director of our Board. The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all current members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a) (2) of the NASDAQ listing standards). The Audit Committee met four times in fiscal 2011.

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Audit Committee Financial Expert

The Board has determined that neither Mr. Gadbaw nor Mr. Reding is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). As noted above, Mr. Gadbaw and Mr. Reding are independent within the meaning of NASDAQ’s listing standards. The Board of Directors is in the process of evaluating the depth of experience of all board members to determine if any would qualify as an audit committee financial expert and, if so, if they would be willing to serve as the financial expert on the Audit Committee. In the meantime, the Company is not required to meet NASDAQ listing standards, and the full board accepts responsibility for oversight of the Audit Committee.

Report of the Audit Committee of the Board of Directors

The Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1) reviewed and discussed the audited financial statements with management and the independent auditors;

(2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, with and without management present; and

(3) received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission.

Lawrence W. Gadbaw, Chair

Andrew P. Reding

Compensation Committee

The Compensation Committee of our Board of Directors currently consists of two directors, Dr. Morawetz, as the chairperson, and Mr. McGoldrick. All members of the Compensation Committee were appointed by the Board of Directors, and consist entirely of directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “independent” as independence is currently defined in Rule 4200(a) (15) of the NASDAQ listing standards. In fiscal 2011, the Compensation Committee met two times. The functions of the Compensation Committee include, among other things:

—	recommending the annual compensation packages, including base salaries, incentive compensation, deferred compensation and stock-based compensation, for our executive officers;

—	administering our stock incentive plans, and subject to board approval in the case of executive officers, approving grants of stock, stock options and other equity awards under such plans;

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—	reviewing and making recommendations regarding the terms of employment agreements for our executive officers;

—	developing, recommending, reviewing and administering compensation plans for members of the Board of Directors;

—	reviewing and discussing the compensation discussion and analysis with management; and

—	preparing any compensation committee report required to be included in the annual proxy statement.

 All Compensation Committee recommendations regarding compensation to be paid or awarded to our executive officers are subject to approval by a majority of the independent directors serving on the Board of Directors.

Our Chief Executive Officer may not be present during any Board or Compensation Committee voting or deliberations with respect to his compensation. Our Chief Executive Officer may, however, be present during any other voting or deliberations regarding compensation of our other executive officers, but may not vote on such items of business.

Compensation Committee Interlocks and Insider Participation

As indicated above, the Compensation Committee consists of Dr. Morawetz and Mr. McGoldrick. No member of the Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed year, on the compensation committee or the board of directors of any other entity that has one or more officers serving as a member of the Board of Directors or the Compensation Committee.

Governance/Nominating Committee

The Company does not have a Governance/Nominating Committee. The entire Board of Directors will consider director candidates recommended by shareholders. The Board does not intend to alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a shareholder. While the Board of Directors has not established specific, minimum qualifications, qualities or skills that a director nominee is required to have and the Board of Directors does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Board of Directors generally considers: (i) the size of the Board of Directors best suited to fulfill its responsibilities, (ii) the overall composition of the membership of the Board of Directors to ensure that the Board of Directors has the requisite expertise and consists of persons with sufficiently diverse backgrounds and (iii) the reputation, independence, integrity, education, and business, strategic and financial skills of director nominees. Each of the six nominees for election as a director named in this proxy statement were unanimously recommended by the full Board of Directors for submission to the shareholders of the Company as the Board of Directors’ nominees.

Diversity

The Board of Directors does not currently have a policy regarding attaining diversity on the Board.

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TRANSACTIONS WITH RELATED PERSONS

 The Audit Committee has the responsibility to review and approve all transactions to which a related party and the Company may be a party prior to their implementation, to assess whether such transactions meet applicable legal requirements.  Except as described in this proxy statement, since the beginning of fiscal 2011, there were no related party transactions arising or existing requiring disclosure, as would be required if we were subject to NASDAQ listing standards, SEC rules and regulations or the Company’s policy and procedures.

RELATED PARTY TRANSACTIONS

Arrangements with Directors. The Company entered into agreements, in 2008, with our Chairman of the Board, Lawrence Gadbaw, and in 2009 with a board member, Peter Morawetz, to pay Mr. Gadbaw $25,000 and Mr. Morawetz $30,000 upon the Company raising $3 million in new equity. Mr. Gadbaw received 277,778 shares at $.09 per share in June 2012 as compensation in lieu of the $25,000 cash for raising $3 million in new equity. Mr. Gadbaw was paid the balance due under his separation agreement from 2008. This amount was $46,000 upon signing the agreement in 2008 payable at $2,000 per month; the payments to Mr. Gadbaw are complete. Mr. Gadbaw is due $6,000 in accounts payable as of June 30, 2012 pertaining to his monthly fee as Chairman of the Board of Directors. Mr. Gadbaw also received a warrant for 30,000 shares at $.15 per share in June 30, 2012 as compensation for service as Chairman.

SOK Partners Note Purchase Agreement. On March 28, 2012, the Company, entered into a Convertible Note Purchase Agreement, dated as of March 28, 2012 (the “SOK Purchase Agreement”) with SOK Partners, LLC (“SOK Partners”), an investment partnership. Josh Kornberg, who is a member of the Company’s Board of Directors, and Dr. Samuel Herschkowitz are affiliates of the manager of SOK Partners and Ricardo Koenigsberger, a director, is a holder of membership units of SOK Partners. Pursuant to the SOK Purchase Agreement, the Company issued a 20.0% convertible note due August 2012 in the principal amount of up to $600,000. Principal and accrued interest on the note is due and payable on August 28, 2012. The Company’s obligations under the note are secured by the grant of a security interest in substantially all tangible and intangible assets of the Company. The SOK Purchase Agreement and the note include customary events of default that include, among other things, non-payment defaults, covenant defaults, inaccuracy of representations and warranties, cross-defaults to other indebtedness and bankruptcy and insolvency defaults. The occurrence of an event of default could result in the acceleration of the Company’s obligations under the note, and interest rate of twenty-four (24%) percent per annum accrues if the note is not paid when due. The balances of the Samuel Herschkowitz and SOK Partners notes are $240,000 and $357,282, respectively, as of the month ended June 30, 2012

On March 28, 2012, the Company received an advance of $84,657 under the note, including a cash advance of $60,000 net of a prepayment of interest on the first $300,000 in advances under the note. The holder of the note is entitled to convert the note into shares of common stock of the Company at an initial conversion price per share of $0.065 per share, subject to adjustment in the event of (1) certain issuances of common stock or convertible securities at a price lower than the conversion price of the note, and (2) recapitalizations, stock splits, reorganizations and similar events. In addition, the Company is required to issue two installments of an equity bonus to SOK Partners in the form of common stock valued at the rate of $0.065 per share. In March 2012, the Company issued the first equity bonus to SOK Partners, consisting of 4,615,385 shares of common stock, with a second installment due within five business days after SOK Partners has made aggregate advances under the note of at least $300,000. In May 2012 the Company issued the second installment consisting of 4,615,385 shares of common stock subsequent to SOK Partners surpassing the aggregate advances of $300,000. Until the maturity date of the note, if the Company obtains financing from any other source without the consent of SOK Partners, then the Company is required to issue additional bonus equity in an amount equal to $600,000 less the aggregate advances on the note made prior to the breach.

As long as any amount payable under the note remains outstanding, SOK Partners or its designee is entitled to appoint a new member to the Company’s Board of Directors, who will be appointed upon request. Mr. Koenigsberger was appointed to the Board by SOK Partners on June 25, 2012.

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Dr. Samuel Herschkowitz Note Purchase Agreement. On March 28, 2012, the Company signed an Amended and Restated Note Purchase Agreement, dated as of December 20, 2011, with Dr. Samuel Herschkowitz (as amended, the “Herschkowitz Purchase Agreement”). Pursuant to the Herschkowitz Purchase Agreement, the Company issued a 20.0% convertible note due June 20, 2012 in the principal amount of $240,000 for previous advances under the note. The Company’s obligations under the note are secured by the grant of a security interest in substantially all tangible and intangible assets of the Company. The Company has previously issued to Dr. Herschkowitz an equity bonus consisting of 1,546,667 shares of common stock.

An additional 7,500,000 shares were transferred to Dr. Herschkowitz effective in April 2012, upon the occurrence of an event of default on the note. On August 13, 2012 the Company entered into a settlement and forbearance agreement relating to the defaults under the note and other matters. Among other things, the Company issued 26.5 million shares of common stock to Dr. Herschkowitz and SOK Partners and adjusted the conversion price of the notes held by such parties, in exchange for forbearance from Dr. Herschkowitz asserting his rights as a secured creditor, an extension of the due dates of the notes and other consideration. See “Letter Agreement With Investors Regarding Forbearance and Dilution Protection”.

As long as any amount payable under the note remains outstanding, Dr. Herschkowitz or his designee is entitled to appoint a special advisor to the Company’s Board of Directors, who will be appointed as a member of the Board upon request. Pursuant to this authority, Josh Kornberg was appointed to the Board on March 9, 2012. Mr. Kornberg was appointed the Interim CEO, President and CFO on April 24, 2012. On July 22, 2012 Mr. Kornberg was approved by the Board of Directors as the Company’s CEO/President. These notes are included in the current portion of convertible debt on the balance sheet. Ricardo Koenigsberger is a holder of membership units of SOK Partners.

Letter Agreement With Investors Regarding Forbearance and Dilution Protection. On August 13, 2012, the Company entered into a letter agreement with Dr. Samuel Herschkowitz, his affiliate, Atlantic Partners Alliance (“APA”), and SOK Partners, LLC (“SOK”), an investment partnership. Dr. Herschkowitz and Joshua Kornberg, the Chief Executive Officer of the Company, are managers of APA and SOK Partners. Under the letter agreement, among other things, (i) Dr. Herschkowitz agreed to forbear from asserting his rights as a secured creditor to substantially all of the Company’s assets, resulting from the Company’s defaults; (ii) the Company agreed to issue shares of common stock to Dr. Herschkowitz and SOK and adjust the conversion price of their convertible notes to satisfy the Company’s obligations to adjust for dilution; (iii) Dr. Herschkowitz and SOK agreed to extend the maturity of their notes; (iv) The Company agreed to pay certain compensation to Dr. Herschkowitz upon the achievement of financial milestones and (v) Dr. Herschkowitz clarified and waived certain of his rights, including the right to interest at a penalty rate upon default.

Background. Dr. Herschkowitz and the Company entered into a Note Purchase Agreement dated as of December 20, 2011 and subsequently amended and restated effective as of the same date (as amended, the “Herschkowitz Note Purchase Agreement”) pursuant to which the Company issued and sold to Dr. Herschkowitz a convertible promissory note in the original principal amount of $225,000 (as amended concurrently with the Herschkowitz Note Purchase Agreement, the “Herschkowitz Note”). As security for the Herschkowitz Note, Dr. Herschkowitz holds a first security interest in substantially all of the assets of the Company. Further, SOK entered into a Note Purchase Agreement dated as of March 28, 2012 (the “SOK Note Purchase Agreement”) pursuant to which the Company issued and sold to SOK a 20.0% convertible note due August 2012 in the principal amount of up to $600,000 (the “SOK Note”). The Company’s obligations under the note are secured by the grant of a security interest in substantially all tangible and intangible assets of the Company. Terms of these note purchase agreements and notes are described under “Note 9 - Related Party” in the Notes to Condensed Financial Statements.

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Dilution Protection. The Company and APA were parties to a letter agreement dated March 14, 2012, providing APA and its affiliates (including Dr. Herschkowitz and SOK) with rights to avoid dilution relating to additional issuances of equity securities by the Company through July 14, 2012, evidencing the parties’ intent that APA would be provided with significant protection against dilution. This protection was in recognition of APA’s investments in the Company involving a high degree of risk and the Company’s contemplated need for restructuring its indebtedness, which were anticipated to result, and have resulted, in significant dilution. The parties acknowledged that Dr. Herschkowitz and SOK would not have made their historical cash investments in the Company to the same degree had the dilution protection not been provided, and the investments by these parties have enabled the Company to avoid insolvency. Since the respective dates of the Herschkowitz Note Purchase Agreement and the SOK Note Purchase Agreement, the Company has issued in excess of 16,000,000 shares of common stock to parties other than APA and its affiliates, resulting in significant dilution.

Default Notice. Pursuant to a letter dated April 20, 2012 and as disclosed in the Form 10-Q for the quarter ended March 31, 2012, Dr. Herschkowitz advised the Company of the occurrence of numerous events of default under the terms of the Herschkowitz Note and the Herschkowitz Note Purchase Agreement. As a result of such events of default, Dr. Herschkowitz asserted significant rights as a secured creditor of the Company, including his rights as a secured creditor with a security interest in substantially all assets of the Company. Without a settlement relating to the defaults and other matters, Dr. Herschkowitz could have taken action to levy upon the Company’s assets, including patents and other intellectual property.

Terms of Letter Agreement Relating to Settlement.

Forbearance. In the letter agreement, Dr. Herschkowitz agrees to forbear from exercising any of his rights arising under the Herschkowitz Note or the Herschkowitz Note Purchase Agreement with respect to the existing defaults against the Company, subject to the limitations set forth in the letter agreement and without releasing or waiving any future breach of the letter agreement. He further agrees to forbear from exercising any rights with respect to events of default, security interests in the collateral and other similar remedies against the Company or his interests under the Herschkowitz Note or the Herschkowitz Note Purchase Agreement until the occurrence of an event of default in the Herschkowitz Note: (a) that does not constitute an existing default and (b) occurs and accrues after the effective date of the letter agreement.

Penalty Shares; No Penalty Interest. Dr. Herschkowitz and the Company acknowledge that 7.5 million shares of the Company’s common stock, constituting the “penalty shares” under the Herschkowitz Note Purchase Agreement, were delivered to Dr. Herschkowitz in April 2012 as provided in the Herschkowitz Note Purchase Agreement upon an event of default. Notwithstanding a provision that would have increased the rate of interest from 20% to 24% upon an event of default, Dr. Herschkowitz agreed that the Company would not pay the increased rate of interest but would accrue interest at 20% until a subsequent event of default.

Extension of Due Dates and Other Amendments to Notes. The Herschkowitz Note and the SOK Note were amended as follows: (i) the due dates of the notes are extended to December 31, 2012, from the previous due dates of June 20, 2012 and August 28, 2012, respectively; (ii) Dr. Herschkowitz will release his security agreement after payment of all currently outstanding promissory notes to parties other than SOK; and (iii) the Herschkowitz Note was amended to add certain events of default relating to judgments against the Company or other creditors taking action with respect to the collateral.

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Adjustment for Dilution. APA and its affiliates agreed to terminate the letter agreement regarding dilution dated March 14, 2012. In consideration of the various provisions of the letter agreement and in recognition of the understanding of the parties regarding dilution and the agreements of APA and its affiliates to forebear and to extend the due dates of the notes, the Company (i) issued 13,250,000 shares to Dr. Herschkowitz, (ii) issued 13,250,000 shares to SOK, and (iii) the conversion price of the Herschkowitz Note and the SOK Note were changed to $0.014 per share from $0.065 per share. Based on the principal balance and accrued interest through June 30, 2012 as a result of the adjusted conversion price, the Herschkowitz Note and the SOK Note in the aggregate were convertible into approximately 42.7 million shares of common stock.

Milestone Fees. In the event that the Company consummates the following series of transactions on or prior to June 30, 2013: (i) a merger or similar transaction with a public shell company, (ii) raising between $2 million and $4 million through an offering of the securities of the public shell company concurrent with or subsequent to the shell merger and (iii) listing the Company’s shares on NASDAQ pursuant to an underwritten offering of the Company’s securities resulting in gross proceeds of between $5 million and $30 million then the Company shall deliver to Dr. Herschkowitz the following compensation: (A) $75,000 upon consummating the shell merger, (B) $150,000 upon consummating the qualifying financing round and (C) 3% of the gross proceeds of the NASDAQ underwriting, which payment shall under no circumstances be less than $200,000 or greater than $1,000,000. The Company shall reimburse Dr. Herschkowitz at his actual out-of-pocket cost for reasonable expenses incurred in connection with the shell transactions but in no event in an amount greater than $10,000.

Share Ownership and Control. As a result of the transactions under the letter agreement, Dr. Herschkowitz, SOK and their affiliates currently own 45,382,769 outstanding shares of common stock and hold derivative securities representing an additional 46,480,336 shares of common stock. Their beneficial ownership currently represents more than 65% of the Company’s outstanding common stock, giving such parties significant control over election of the Board of Directors and other matters.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Olsen Thielen & Co., Ltd. as the Company’s independent auditors for the fiscal year ending December 31, 2012, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting.  Olsen Thielen & Co., Ltd. also served as the Company’s independent auditors for the fiscal year ended December 31, 2011.  Representatives of Olsen Thielen & Co., Ltd. are expected to be present at the Annual Meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s By-Laws nor other governing documents or law require shareholder ratification of the selection of Olsen Thielen & Co., Ltd. as the Company’s independent auditors.  However, the Audit Committee of the Board of Directors is submitting the selection of Olsen Thielen & Co., Ltd. to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Olsen Thielen & Co., Ltd.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal accounting fees and services

In connection with the audit of the fiscal 2011 financial statements, the Company entered into an engagement agreement with Olsen Thielen & Co., Ltd., which sets forth the terms by which Olsen Thielen & Co., Ltd. will perform audit services for the Company.

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2011 and December 31, 2010, by Olsen Thielen & Co., Ltd., the Company’s principal accountant. All fees described below were approved by the Audit Committee.

	2011	2010
Audit Fees (1)	$83,022	$60,103
Audit-Related Fees (2)	—	—
Tax Fees (3)	544	—
All Other Fees (4)	—	—
	$83,566	$60,103

(1)	Audit Fees were principally for services rendered for the audit and/or review of our consolidated financial statements. Also includes fees for services rendered in connection with the filing of registration statements and other documents with the SEC, the issuance of accountant consents and comfort letters and assistance in responding to SEC comment letters.

(2)	There were no audit-related fees in 2011 and 2010.

(3)	Tax Fees consist of fees billed in the indicated year for professional services performed by Olsen Thielen & Co., Ltd. with respect to tax compliance, tax advice and tax planning.

(4)	All Other Fees consist of fees billed in the indicated year for other permissible work performed by Olsen Thielen & Co., Ltd. that is not included within the above category descriptions.

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Pre-approval policies and procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditors.  The Audit Committee may not approve non-audit services prohibited by applicable regulations of the SEC if such services are to be provided contemporaneously while serving as independent auditors.  The Audit Committee has delegated authority to the Chairman of the Audit Committee to approve the commencement of permissible non-audit related services to be performed by the independent auditors and the fees payable for such services, provided that the full Audit Committee subsequently ratifies and approves all such services.  The Audit Committee has determined that the rendering of the services other than audit services by Olsen Thielen & Co., Ltd. is compatible with maintaining the principal accountant’s independence.

VOTE REQUIRED

The Board recommends that you vote “FOR” the ratification of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm for the Company.  Ratification of Olsen Thielen & Co., Ltd. requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

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PROPOSAL 3

APPROVAL OF 2012 STOCK INCENTIVE PLAN

The Board of Directors believes that the 2012 Stock Incentive Plan (the “2012 Plan”) will help us retain and motivate eligible employees and helps align the interests of eligible employees with those of shareholders.  The Board of Directors approved the 2012 Plan to ensure that it is concurrent with the management restructure and goals of the employees and directors. The Board of Directors believes that, based on the substantial amount of additional outstanding equity in the Company, in order to make the 2012 Plan effective and to motivate eligible employees, the number of shares authorized to be issued under the 2012 Plan should be 20,000,000 to reflect the substantial additional outstanding equity of the Company.

The 2012 Plan was approved by the Board of Directors and became effective on August 13, 2012. There have been 9,300,000 shares approved by the Compensation Committee as inducement incentives to entice new employees and one long term employee to sign contracts with the Company. The Board of Directors determined to seek shareholder approval of the 2012 Plan (i) in order to be able to grant stock options under the 2012 Plan that are considered incentive stock options under the Internal Revenue Code of 1986 and (ii) in order to satisfy possible future listing requirements of a stock exchange. The Company is planning to file a Form S-8 registration statement to register the issuance of the shares under the 2012 Plan.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the 2012 Plan authorizing the issuance of 20,000,000 shares.  Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.  Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. If the 2012 Plan is not approved, it will have no effect on outstanding awards under the 2012 Plan or the Company’s ability to grant future awards under the 2012 Plan.

A general description of the basic features of the 2012 Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 2012 Stock Incentive Plan, which is filed as Exhibit 1and attached to this proxy statement as Appendix A.

Adoption of 2012 Stock Incentive Plan.

On August 13, 2012, board adopted the 2012 Stock Incentive Plan (the “Plan”) and the Plan became effective. The Company intends to seek shareholder approval of the Plan in 2012 so that stock options may be granted under the Plan in the future that qualify as incentive stock options under the Internal Revenue Code. The Plan is intended to replace the 2008 Equity Incentive Plan (the “2008 Plan”). Currently, options to purchase 4,263,042 shares of Common Stock are outstanding under the 2008 Plan. The Company will not grant any further awards under the 2008 Plan. A summary of the 2012 Plan is as follows.

General. The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants and directors of the Company. The Plan is administered by the compensation committee, or if no committee is designated, the board. The compensation committee may grant incentives to employees (including officers) of the Company or its subsidiaries, members of the board, and consultants or other independent contractors who provide services to the Company or its subsidiaries, in the following forms: (a) non-statutory stock options and incentive stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units (“RSUs”); and (f) performance awards.

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Shares Subject to Plan. Subject to adjustment, the number of shares of common stock which may be issued under the Plan shall not exceed 20,000,000 shares. In addition, as of the effective date of the Plan, any shares available in the reserve of the 2008 Plan (currently 4,263,042 shares) shall be added to the Plan share reserve and be available for issuance under the Plan. If an incentive granted under the Plan or under the 2008 Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another incentive.

Description of Incentives.

Stock Options. The compensation committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of common stock from the Company. The Plan confers on the compensation committee discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. However, the option price per share may not be less than the fair market value of the common stock on the grant date, and the term of each option shall not exceed ten years and one day from the grant date. With respect to stock options which are intended to qualify as “incentive stock options” (as defined in Code Section 422), the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time cannot exceed $100,000. All incentive stock options must be granted within ten years from the earlier of the date of the Plan’s adoption by the board or approval by the Company’s shareholders.

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. The compensation committee has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. The exercise price may not be less than the fair market value of the common stock on the grant date.

Limitation on Certain Grants. During any one fiscal year, no person shall receive Incentives under the Plan that could result in that person receiving, earning or acquiring, subject to adjustment: (a) stock options and SARs for, in the aggregate, more than 10,000,000 shares of Common Stock; or (b) performance awards, in the aggregate, for more than 10,000,000 shares of Common Stock or, if payable in cash, with a maximum amount payable exceeding $2,000,000.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, with or without other payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the compensation committee.

Restricted Stock. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the employee which restrictions will lapse after a period of time as determined by the compensation committee. If restricted stock is sold to a participant, the sale price will be determined by the compensation committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

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RSUs. Restricted stock units represent the right to receive one share of common stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the compensation committee. Dividend equivalents may be granted with respect to any amount of RSU’s and either paid at the dividend payment date in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or deferred with respect to such RSU’s and the amount or value thereof automatically deemed reinvested in additional RSU’s until the time for delivery of shares pursuant to the terms of the restricted stock unit award. RSU’s may be satisfied by delivery of shares of stock, cash equal to the fair market value of the specified number of shares covered by the RSU’s, or a combination thereof, as determined by the compensation committee at the date of grant or thereafter.

Performance Awards. A performance award is a right to either a number of shares of common stock, their cash equivalent, or a combination thereof, based on satisfaction of performance goals for a particular period. At or about the same time that performance goals are established for a specific period, the compensation committee shall in its absolute discretion establish the percentage of the performance awards granted for such performance period which shall be earned by the participant for various levels of performance measured in relation to achievement of performance goals for such performance period. Performance goals applicable to a performance award will be established by the compensation committee not more than 90 days after the beginning of the relevant performance period. The performance goals for performance awards that are intended to qualify as “performance based” compensation within the meaning of Section 162(m) of the Code must be based on one or more of the business criteria specified in the Plan, including earnings per share, operating income or profit, net income, gross or net sales, or other specified criteria. The compensation committee may modify the performance goals if it determines that circumstances have changed and modification is required to reflect the original intent of the performance goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any participant who is a “covered employee” within the meaning of Code Section 162(m). The compensation committee will determine the terms and conditions applicable to any performance award, which may include restrictions on the delivery of common stock payable in connection with the performance award, the requirement that the stock be delivered in the form of restricted stock, or other restrictions that could result in the future forfeiture of all or part of any stock earned. The compensation committee will, as soon as practicable after the close of a performance period, determine the extent to which the performance goals for such performance period have been achieved; and the percentage of the performance awards earned as a result. Performance awards will not be earned for any participant who is not employed by the Company or a subsidiary continuously during the entire performance period for which such performance award was granted, except in certain events such as death, disability or retirement.

Transferability of Incentives. Incentives granted under the Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, non-qualified stock options may be transferred by the holder thereof to certain family members or related entities.

Duration, Termination and Amendment of the Incentive Plan and Incentives. The Plan will remain in effect until all Incentives granted under the Plan have been satisfied or terminated and all restrictions on shares issued under the Plan have lapsed. No Incentives may be granted under the Plan after August 13, 2022, the tenth anniversary of the approval of the Plan by the Board of Directors. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted incentive without the consent of the recipient thereof. Certain Plan amendments require shareholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the Plan, change the class of persons eligible to receive Incentives under the Plan, or materially increase the benefits accruing to participants under the Plan. Generally, the terms of an existing incentive may be amended by agreement between the compensation committee and the participant. However, in the case of a stock option or SAR, no such amendment shall (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another incentive or cash or take any other action with respect to a stock option that may be treated as a re-pricing under the federal securities laws or generally accepted accounting principles, or (b) extend the term of the incentive, with certain exceptions.

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Change in Control; Effect of Sale, Merger, Exchange or Liquidation. Upon the occurrence of an event satisfying the definition of “change in control” with respect to a particular incentive, unless otherwise provided in the agreement for the incentive, such incentive shall become vested and all restrictions shall lapse. The compensation committee may, in its discretion, include such further provisions and limitations in any agreement for an incentive as it may deem desirable. The definition of “change in control” is similar to that in Mr. Kornberg’s employment agreement. Unless otherwise provided in the agreement for an incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event, the compensation committee has broad discretion to take any and all action it deems equitable under the circumstances, including but not limited to terminating the Plan and all incentives and issuing to the holders of outstanding vested options and SARs the stock, securities or assets they would have received if the incentives had been exercised immediately before the transaction, or other specified actions.

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Plan Benefits

 The amount and timing of all awards under the 2012 Plan are determined in the sole discretion of the Committee and therefore cannot be determined in advance. The chart below sets forth the number of shares underlying options that the Company has granted to the following individuals and groups under the 2008 Plan and the 2012 Plan:

Name and Position	Value of in-the- money options ($)(1)	Number of Shares Underlying Options	Restricted Stock Value ($)(2)		Number of shares Restricted Stock
2008 Plan
Kevin R. Davidson	―	800,000	$	―	―
President, Chief Executive Officer and Chief Financial Officer
Chad A. Ruwe	―	700,000	$	―	―
Chief Operating Officer
Executive Officer Group	―	1,500,000	$	―	―
Non-executive Director Group	―	85,000		$24,000	300,000
Non-executive Officer Employee Group	―	325,000	$	―	―
2012 Plan			$
Joshua Kornberg President and Chief Executive Officer	―	6,000,000	$	―	―
David O. Johnson Chief Operating Officer	―	1,000,000	$	―	―
Bob Myers Chief Financial Officer	―	1,000,000	$	―	―

(1)	The value of in-the-money options is based upon the $0.08 per share closing bid of the Company’s stock on the Over-The-Counter Bulletin Board on April 20, 2011. The value is the product of the number of shares underlying the options times the spread between $0.08 and the exercise price, provided that is a positive value.

(2)	The value of restricted stock is based upon the $.08 per share closing bid of the Company’s stock on the Over-The-Counter Bulletin Board on April 20, 2011. The value is the product of the number of shares and $.08.

VOTE REQUIRED

The Board recommends that you vote “FOR” the proposal to elect the 2012 Stock Incentive Plan authorizing 20,000,000 shares.  To elect the 2012 Stock Incentive Plan there must be an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

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EQUITY COMPENSATION PLAN INFORMATION

The following table presents the equity compensation plan information as of December 31, 2011:

	Number of securities to be issued upon exercise of outstanding restricted stock, warrants and options (a)	Weighted-Average exercise price of outstanding options, warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column a) (c)
Equity compensation plans approved by security holders (1)	916,017	$0.367	59,388
Equity compensation plans not approved by security holders (2)	4,347,841	$0.226	-
TOTAL	5,263,858	$0.251	59,388

(1)	Includes 797,810 shares of restricted stock and 18,207 warrant shares issued under the 2008 Equity Incentive Plan.

(2)	The Company issued stock options to purchase 1,291,174 shares to employees and directors prior to the adoption of the 2008 Equity Incentive Plan and stock options to purchase 3,056,667 shares outside of the 2008 Equity Incentive Plan after the Plan was adopted.

The table above does not include any awards or shares available under the 2012 Plan, which was adopted by the Board of Directors subsequent to December 31, 2011.

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EXECUTIVE COMPENSATION

Overview

This section describes the material elements of the compensation awarded to, earned by or paid to our Chief Executive Officer and the two most highly compensated executive officers as determined in accordance with SEC rules, collectively referred to as the “Named Executive Officers.”

Executive Compensation Components for Fiscal 2011

Base salary is an important element of our executive compensation program as it provides executives with a fixed, regular, non-contingent earnings stream to support annual living and other expenses. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team that will successfully grow our business and create shareholder value. We also utilize base salaries to reward individual performance and contributions to our overall business objectives, but seek to do so in a manner that does not detract from the executives’ incentive to realize additional compensation through our stock options and restricted stock awards.

The Compensation Committee reviews the Chief Executive Officer’s salary at least annually. The Compensation Committee may recommend adjustments to the Chief Executive Officer’s base salary based upon the Compensation Committee’s review of his current base salary, incentive cash compensation and equity-based compensation, as well as his performance and comparative market data. The Compensation Committee also reviews other executives’ salaries throughout the year, with input from the Chief Executive Officer. The Compensation Committee may recommend adjustments to other executives’ base salary based upon the Chief Executive Officer’s recommendation and the reviewed executives’ responsibilities, experience and performance, as well as comparative market data.

In utilizing comparative data, the Compensation Committee seeks to recommend salaries for each executive at a level that is appropriate after giving consideration to experience for the relevant position and the executive’s performance. The Compensation Committee reviews performance for both our Company (based upon achievement of strategic initiatives) and each individual executive. Based upon these factors, the Compensation Committee may recommend adjustments to base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or company achievement, or to account for changes in roles and responsibilities.

Our employment agreement, dated October 4, 2006, with Kevin R. Davidson, President and Chief Executive Officer, provided that his initial annual base salary would be $150,000 and that his base salary for subsequent years is to be determined by the Board. We offered this amount as part of a package of compensation for Mr. Davidson sufficient to induce him to join our Company. The compensation package for Mr. Davidson was designed to provide annual cash compensation, combined with the equity compensation described below, sufficient to induce him to join the Company and continue to incentivize him to create revenue growth and shareholder value. Based upon the recommendation of the Compensation Committee, the Board approved an increase to Mr. Davidson’s base salary rate from $160,000 to $170,000 for calendar 2009, which remains his current salary.

Stock Option and Other Equity Awards

Consistent with our compensation philosophies related to performance-based compensation, long-term shareholder value creation and alignment of executive interests with those of shareholders, we make periodic grants of long-term compensation in the form of stock options or restricted stock to our executive officers, directors and others in the organization.

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Stock options provide executive officers with the opportunity to purchase common stock at a price fixed on the grant date regardless of future market price. A stock option becomes valuable only if the common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option shares to vest. This provides an incentive for an option holder to remain employed by us. In addition, stock options link a significant portion of an employee’s compensation to shareholders’ interests by providing an incentive to achieve corporate goals and increase shareholder value. Under our 2008 Equity Incentive Plan (the “2008 Plan”), we may also make grants of restricted stock awards, restricted stock units, performance share awards, performance unit awards and stock appreciation rights to officers and other employees. We adopted the 2008 Plan to give us flexibility in the types of awards that we could grant to our executive officers and other employees.

 Limited Perquisites; Other Benefits

We intend to provide our employees with a full complement of employee benefits, including health and dental insurance, short term and long term disability insurance, life insurance and a 401(k) plan but have currently only provided a health insurance plan due to limited funding. As our business grows we will look to implement the balance of the benefit plans that will be competitive with other companies in our industry and within our geographical area.

Potential Payments Upon Termination or Change of Control

Most of our stock option agreements provide for an acceleration of vesting in the event of a change in control as defined in the agreements.  Additionally, the restricted stock agreements that were awarded to management and directors in 2009 and 2010 also provide for an acceleration of vesting in the event there is a change in control as defined in the 2008 Plan.

Under the employment agreements with Mr. Davidson and Mr. Ruwe they will be entitled to severance pay equal to twelve months pay in the event their employment is terminated as a result of a “Change in Control,” defined as a change in control of more than 40% of the Company’s common stock.

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Summary Compensation Table for Fiscal 2011 and 2010

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2011 and December 31, 2010 by each of the Named Executive Officers:

Name and Principal Position	Year	Salary	Bonus	Stock Awards		(3) Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	Total Compensation
Kevin R. Davidson	2011	$177,083	$-	$		$227,470	$-	$-	$404,533
Former President, CEO, CFO (1) Officer	2010	$170,000	$-		$-	$61,126	$-	$-	$231,126

Chad A. Ruwe (2)	2011	$129,375	$-	$		$192,058	$-	$-	$321,433
Former Chief Operating	2010	$135,000	$-		$-	$40,591	$-	$-	$175,591
Officer

(1) Mr. Davidson served as our President and Chief Executive Officer from 2006 through April 22, 2012 and our Chief Financial Officer from January 2009 through April 22, 2012.

(2) Mr. Ruwe served as our Chief Operating Officer from 2009 through December 7, 2011.

(3) Represents the actual compensation cost recognized during 2011 as determined pursuant to FASB ASC 718 – Stock Compensation utilizing the assumptions discussed in Note 3, “Stock Options and Warrants,” in the notes to financial statements included in the Form 10-K filed on April 16, 2012.

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Outstanding Equity Awards at Fiscal Year-end for Fiscal 2011

The following table sets forth certain information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2011:

	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares of Units of Stock that Have not Vested
Kevin R. Davidson	6/5/2008	543,292		$0.01	6/5/2018
(1)	6/11/2008		80,000	$0.35	6/11/2013
	11/16/2010	800,000		$0.15	11/15/2020
	8/1/2011	666,667		$0.01	7/31/2021

Chad A. Ruwe (2)	6/16/2008	200,000	50,000	$0.35	6/16/2013
	11/16/2010	700,000		$0.15	11/15/2020
	6/14/2011	200,000		$0.01	6/13/2021
	8/1/2011	500,000		$0.01	6/13/2021

(1)	Mr. Davidson left the Company, as CEO, President and CFO, April. 24, 2012; his stock options fully vest upon his exit date and are exercisable for twelve months thereafter.

(2)	Mr. Ruwe left the Company, as COO, December 7, 2011; his stock options fully vested upon his exit date and are exercisable for twelve months thereafter

Employment Contracts and Separation Agreements Entered Into in 2012

Employment Agreement With CEO. On August 13, 2012, the Company entered into an employment agreement with Joshua Kornberg, who has served as Chief Executive Officer since July 22, 2012 and who served as Interim Chief Executive Officer from April 24, 2012 to July 21, 2012. The terms of Mr. Kornberg’s Employment Agreement include the following:

Term: The initial term commenced on April 24, 2012 and continues for an initial term of one year, with employment under the agreement to automatically continue for additional successive one-year periods unless either party provides at least 60 days’ notice of intention not to renew the agreement.

Annualized Base Salary: Mr. Kornberg’s annualized base salary will be $180,000, subject to increase.

Annual Bonus: Mr. Kornberg will be eligible to receive an annual bonus with respect to each calendar year during the term of employment at the end of which he remains employed by the Company, based on attainment of reasonable Company and/or individual performance metrics. The target annual bonus will be 150% of Mr. Kornberg’s base salary; provided that the actual amount of the annual bonus for each calendar year (prorated for 2012) will be determined based on relative level of achievement of the applicable metrics and which may be in an amount greater or less than the target annual bonus but shall not be less than 50% of the target annual bonus.

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Equity Incentive Grants: Mr. Kornberg will receive annual equity incentive grants (stock options, restricted stock or other stock-based awards) with respect to each calendar year ending during the term. The target aggregate grant date fair value of each annual grant will be 200% of his base salary, subject to increase. Each annual grant will vest in the amounts of 50%, 25% and 25% on the first, second and third anniversaries of the grant date, respectively. In addition, in order to induce him to accept employment, on the date of the agreement, the Company granted Mr. Kornberg 6 million shares of 10 year non-qualified stock options at an exercise price of $.08 per share of common stock, which shares were fully vested on the date of grant.

Other Benefits. Mr. Kornberg will be eligible to continue to participate in or receive benefits under all of the Company’s executive benefit plans currently in effect, or substantially equivalent plans or arrangements. If he does not elect to participate in the Company’s health insurance program, the Company will reimburse him for the premiums for medical and dental insurance for himself, his spouse and his eligible dependents. The Company will also provide supplemental payments to cover the cost of premiums to maintain a commercially reasonable 10-year term life insurance policy of his choosing providing a death benefit of $1 million dollars.

Compensation Upon Termination:  If Mr. Kornberg’s employment with the Company is terminated for any reason, the Company shall pay to him (or to his authorized representative or estate) any base salary earned through the date of termination; if the termination occurs following the end of a given calendar year, but prior to payment of the annual bonus with respect to such year, the annual bonus payable for such prior calendar year; if applicable, the pro-rata bonus for the year during which the termination occurs; unpaid expense reimbursements and, if applicable, unused accrued vacation; and any vested benefits under any applicable benefit plan.

If Mr. Kornberg’s employment is terminated by the Company without cause or he terminates his employment for good reason, then the Company shall pay him his accrued benefits. In addition, subject to Mr. Kornberg signing a full and final release, the Company shall pay him an amount equal to two times the sum of his base salary and his target annual bonus, to be paid out in a cash lump sum payment within 60 days. All stock options and other stock-based awards held by Mr. Kornberg and all yet unvested portions thereof shall immediately and fully accelerate and vest and become exercisable or nonforfeitable as of the date of termination; if the annual equity grant had not been made with respect to the year in which the termination occurs, the Company will grant to him such number of shares of common stock with an aggregate fair market value on the date of termination equal to 200% of his base salary; and will provide health insurance coverage for 18 months as provided in the agreement.

“Cause” is defined to mean: continued non-compliance with lawful, reasonable and good faith written directives from the Board; material misconduct in connection with the performance of his duties, including misappropriation of funds or property of the Company (other than occasional, customary and de minimis use of Company property for personal purposes); conviction for any felony or a misdemeanor involving moral turpitude or fraud, which results or is reasonably expected to result in injury or reputational harm to the Company or his being unable to satisfactorily perform his duties to the Company; non-performance of his duties to the Company (with exceptions for illness or disability); or a material breach of his material obligations under the agreement and/or fiduciary duties owed to the Company; subject to a 30 day period after notice to cure several of the above occurrences.

In the event of a change in control, all stock options and other stock-based awards held by Mr. Kornberg and all yet unvested portions thereof shall immediately and fully accelerate and vest and become fully exercisable or nonforfeitable as of immediately prior to the closing or occurrence (as applicable) of the event constituting the change in control; and if, in connection with or within 18 months after a change in control, his employment is terminated by the Company without cause or he terminates his employment for any reason, subject to the signing of a release, the Company shall pay Mr. Kornberg a lump sum in cash in an amount equal to three times the sum of (x) his base salary and (y) his target annual bonus, to be paid out in a cash lump sum payment within 60 days. If the annual equity grant had not been made with respect to the year in which the termination occurs, the Company will grant to him such number of shares of common stock with an aggregate fair market value on the date of termination equal to 200% of his base salary; and will provide health insurance coverage for 18 months as provided in the agreement

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“Good reason” is defined to mean that Mr. Kornberg has complied with following a specified process of providing notice to the Company of the occurrence of any of the following conditions and such condition continues after the specified periods: a material diminution in Mr. Kornberg’s responsibilities, authority or duties (including if the Company hires a new Chief Executive Officer; a material diminution in his base salary, bonus levels or targeted equity grant; a material change in the geographic location at which he provides services to the Company (including, without limitation, requiring Mr. Kornberg to relocate to the Company’s Minnesota offices or other successor Company location); or material breach of the agreement by the Company.

  In the event of a change in control, all stock options and other stock-based awards held by Mr. Kornberg will fully accelerate and vest and become fully exercisable or nonforfeitable as of immediately prior to the closing or occurrence of the event constituting the change in control; and if, in connection with or within 18 months after a change in control, his employment is terminated by the Company without cause or he terminates his employment for any reason, subject to the signing of a release, the Company shall pay Mr. Kornberg a lump sum in cash in an amount equal to three times the sum of his base salary and his target annual bonus, to be paid out in a cash lump sum payment within 60 days. If the annual equity grant had not been made with respect to the year in which the termination occurs, the Company will grant to him such number of shares of common stock with an aggregate fair market value on the date of termination equal to 200% of his base salary; and will provide health insurance coverage for 18 months as provided in the agreement. “Change in control” is defined to include a merger, consolidation, statutory exchange or reorganization, a; sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than to an entity, more than (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; lease, license, or other disposition; any person or group (other than Dr. Sam Herschkowitz, Mr. Kornberg or their affiliates) becomes the beneficial owner of securities possessing (or convertible into or exercisable for) 30% or more of the total combined voting power of securities with respect to election of board members; or individuals who, on the date of the agreement, are incumbent directors cease for any reason to constitute at least a majority of the board; provided, that if the appointment, election (or nomination) of any new director was approved or recommended by a majority of the incumbent board, the new director will be considered as a member of the incumbent board.

   Further, if it is determined that the amount of any compensation, payment or distribution by the Company to or for the benefit of Mr. Kornberg would be subject to the excise tax on parachute payments under the Internal Revenue Code of 1986, as amended (the “Code”), or any interest or penalties are incurred by Mr. Kornberg with respect to such excise tax, then he will receive additional payments as a gross-up payment to cover such payments and additional income taxes on such payments.

Non-Competition. During Mr. Kornberg’s employment with the Company and for twelve months thereafter, regardless of the reason for the termination, he will not engage in a competing business, as defined in the agreement and will not solicit any person to leave employment with the Company or solicit clients or prospective clients of the Company with whom Mr. Kornberg worked, solicited, marketed, or obtained confidential information about during Mr. Kornberg’s employment with the Company, regarding services or products that are competitive with any of the Company’s services or products.

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Employment Agreement With COO and CFO. On August 13, 2012, the Company entered into employment agreements with David O. Johnson, who has served as Chief Operating Officer since July 1, 2012, and Bob Myers, who has who has served as Chief Financial Officer since July 1, 2012 (Messrs. Johnson and Myers are referred to as the “executives”). Under the agreements the employment of each of these individuals with the Company at-will.

The annualized base salaries of Messrs. Johnson and Myers are $150,000 and $125,000, respectively. Such base salaries may be adjusted by the Company but may not be reduced except in connection with a reduction imposed on substantially all employees as part of a general reduction. The executives will also each be eligible to receive an annual incentive bonus for each calendar year at the end of which he remains employed by the Company, subject to the attainment of certain objectives. Messrs. Johnson and Myers each received ten year stock options to purchase 1 million shares of common stock at $.08 per share with each option vested immediately with respect to 700,000 shares and with the remaining 300,000 shares to vest 18 months after the date of grant.

If the Company terminates the executive’s employment without cause or if the executive terminates his employment for “good reason,” he shall be entitled to receive from Company severance pay in an amount equal to (a) before the first anniversary of the date of the agreement, three months of base salary, or (b) on or after the first anniversary of the date of the agreement, six months of base salary, in either case less applicable taxes and withholdings. In that event, he will receive a bonus payment on a pro-rata basis through the date of termination and any accrued, unused vacation pay. The severance pay, bonus payment, and other consideration are conditioned upon executive’s execution of a full and final release of liability. “Cause” is defined to mean the executive engages in willful misconduct or fails to follow the reasonable and lawful instructions of the Board, if such conduct is not cured within 30 days after notice; the executive embezzles or misappropriates assets of Company or any of its subsidiaries; the executive’s violation of his obligations in the agreement, if such conduct is not cured within 30 days after notice; breach of any agreement between the executive and the Company or to which Company and the executive are parties, or a breach his fiduciary duty or responsibility to the Company; commission by of fraud or other willful conduct that adversely affects the business or reputation of Company; or, Company has a reasonable belief the executive engaged in some form of harassment or other improper conduct prohibited by Company policy or the law. “Good reason” is defined as (i) a material diminution in Employee’s position, duties, base salary, and responsibilities; or (ii) Company’s notice to Employee that his or her position will be relocated to an office which is greater than 100 miles from Employee’s prior office location. In all cases of Good Reason, Employee must have given notice to Company that an alleged Good Reason event has occurred and the circumstance must remain uncorrected by Company after the expiration of (30) days after receipt by Company of such notice.

During each executive’s employment with the Company and for twelve months thereafter, regardless of the reason for the termination, he will not engage in a competing business, as defined in the agreement and will not solicit any person to leave employment with the Company or solicit clients or prospective clients of the Company with whom he worked, solicited, marketed, or obtained confidential information about during his employment with the Company, regarding services or products that are competitive with any of the Company’s services or products.

Separation Agreement with Former COO. On August 11, 2012, the Company entered into a separation agreement with Chad Ruwe, the former COO of the Company. Mr. Ruwe resigned from the Company’s Board of Directors on July 24, 2012 for personal reasons. Under the agreement, the Company issued to Mr. Ruwe 1,166,667 shares of Common Stock, representing a payment of $175,000.00 at a valuation of $0.15 per share. The Company also agreed to amend Mr. Ruwe’s warrant dated July 2, 2008 for the purchase of 571,429 shares, at an exercise price of $.46 per share to extend the expiration date of the warrant by two years, to July 2, 2014. In addition, the Company agreed to grant to Mr. Ruwe an additional warrant to purchase 200,000 shares of Common Stock at an exercise price of $0.15 per share, with an expiration date of June 29, 2017. Further, the Company agreed to exchange Mr. Ruwe’s options for 700,000 shares of common stock at a purchase price of $.15 for a warrant to purchase 700,000 shares of common stock at $.15 per share with an expiration date of June 29, 2017. Mr. Ruwe and his affiliates agreed to release the Company and affiliated parties from any claims other than a breach of the separation agreement, and the parties agreed not to disparage each other.

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DIRECTOR COMPENSATION

The directors of BioDrain Medical, Inc. are not paid cash compensation for their service on the Board except for Lawrence Gadbaw, who is paid $2,000 per month for his service as Chairman of the Board.

Beginning in 2009, the Board instituted an annual restricted stock award program for non-employee directors, except for the Chairman, under which they will be awarded 20,000 shares of restricted stock annually on each anniversary date of service on the Board.  The Board further determined that Mr. McGoldrick, Mr. Reding and Dr. Morawetz would be awarded 40,000 shares, 20,000 shares and 100,000 shares of common stock, respectively, for their prior service on the Board.  Mr. Gadbaw is entitled to a stock option, as of September 30 of each year that he continues to serve as Chairman of the Board, to purchase 30,000 shares of common stock for a fixed price that is determined by the Board to be the market value on the date of grant.  Mr. Gadbaw was granted an option to purchase 30,000 shares of common stock at $.50 per share on November 13, 2009.  The option is immediately vested and has a term of three years. The Board modified the grant of restricted stock in 2010 to be 75,000 shares per non-employee director, except for the chairman, and the chairman received an option to purchase 85,000 shares at $.15 per share. The option vested immediately and has a three year term.

Director Compensation Table for Fiscal 2011

The following table summarizes the compensation paid to each non-employee director in the fiscal year ended December 31, 2011.

Name		Fees Paid or Earned in Cash		Stock Awards	Option Awards	Total
Lawrence W. Gadbaw	(1)		$24,000			$24,000
Peter Morawetz			$-			$-
Thomas McGoldrick			$-			$-
Albert Emola			$-			$-
Andrew Reding			$-			$-
James Dauwalter		$

-1	Mr. Gadbaw received $2,000 per month as compensation for serving as Chairman of the Board.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of August 24, 2012 certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 97,563,012 shares of the Company’s common stock outstanding on August 24, 2012. Unless otherwise noted below, the address for each person or entity listed in the table is c/o BioDrain Medical, Inc., 2915 Commers Drive, Suite 900, Eagan, Minnesota 55121.

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Name of Beneficial Owner		Percent
	Amount and Nature of	of
	Beneficial Ownership	Class

Lawrence W. Gadbaw (2)	721,941	0.7%

Ricardo Koenigsberger	0	0.0%

Peter L. Morawetz (3)	361,245	0.4%

Thomas J. McGoldrick	118,506	0.1%

Andrew P. Reding (4)	104,491	0.11%

Josh Kornberg (5)	55,879,695	44.8%

Bob Myers (6)	700,000	0.7%

David Johnson (7)	700,000	0.7%

Dr. Samuel Herschkowitz (8)	91,563,106	63.6%

SOK Partners, LLC (9)	49,579,695	39.8%

Group consisting of:	97,863,106	67.9%
Atlantic Partners Alliance
SOK Partners, LLC
Dr. Samuel Herschkowitz
Josh Kornberg (10)

Kevin R. Davidson (11)	2,077,714	2.1%

Chad A. Ruwe (12)	4,711,631	4.8%

Ron Levine (13)	10,815,192	11.1%

James Dauwalter (14)	4,661,553	4.8%

All directors and executive officers as a group (8 persons)	58,585,878	60.0%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. Therefore, options that are not exercisable within 60 days are not reflected in this table. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

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(2)	Includes (i) options to purchase 30,000 shares of common stock at a price of $.50 per share (ii) options to purchase 85,000 shares at $.15 per share (iii) options to purchase 160,000 shares of common stock at a price of $.35 per share and (iv) a warrant to purchase 30,000 shares of common stock at a price of $.15 per share.

(3)	Includes options to acquire 75,000 shares of common stock at $.35 per share.

(4)	Includes options to acquire 5,985 shares of common stock granted pursuant to a director stock option agreement by and between Mr. Reding and the Company.

(5)	Includes (i) currently exercisable options to acquire 6,000,000 shares of common stock at $.08 per share (ii) shared voting power as a managing partner in SOK Partners, for 22,480,770 shares of common stock and (iii) 27,098,925 derivative shares of common stock underlying the convertible note to SOK Partners.

(6)	Includes options to purchase 700,000 shares of common stock at $.08 per share.

(7)	Includes options to purchase 700,000 shares of common stock at $.08 per share.

(8)	Includes (i) shared voting power as a managing partner in SOK Partners, for 22,480,770 shares of common stock (ii) 27,098,925 derivative shares of common stock underlying the convertible note to SOK Partners and (iii) 19,381,412 derivative shares of common stock underlying the convertible note to Dr. Herschkowitz.
(9)	Includes 27,098,925 derivative shares of common stock underlying the convertible note to SOK Partners.

(10)	Includes 46,480,337 derivative shares of common stock underlying the convertible notes to SOK Partners and Dr. Herschkowitz.

(11)	Includes (i) options to purchase 80,000 shares of common stock at $.35 per share (ii) options to purchase 543,292 shares of common stock at $.01 per share (iii) options to purchase 800,000 shares of common stock at $.15 per share and (iv) options to purchase 320,988 shares at $.01 per share.

(12)	Includes (i) a warrant to purchase 571,429 shares of common stock at $.46 per share (ii) a warrant to purchase 700,000 shares of common stock at $.15 per share (iii) a warrant to purchase 200,000 shares of common stock at $.15 per share and (iv) options to purchase 250,000 shares of common stock at $.35 per share.

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(13)	Includes 1,666,667 shares of common stock registered to the Ron Levine IRA, 344,476 shares of common stock registered to Bellejule Partners, LP, 1,666,667 shares of common stock registered to the Carole Levine IRA, and 607,143 shares of common stock registered to Caron Partners, LP. This number also includes 1,666,667 shares of common stock underlying warrants registered to the Ron Levine IRA, 71,429 shares of common stock underlying warrants registered to Bellejule Partners, LP, and 2,612,143 shares of common stock underlying warrants registered to Caron Partners. Ron Levine is the beneficial owner of and natural person with voting and dispositive power over, these securities. Beth Levine is the general partner of Caron Partners, LP, and, in such capacity, may also be deemed to have voting and dispositive power over the securities registered to Caron Partners, LP. Carole Levine may also be deemed to have voting and dispositive power over the securities registered to the Carole Levine IRA.

(14)	Includes (i) a warrant to purchase 595,239 shares of common stock at $.20 per share and (ii) a warrant to purchase 833,333 shares of common stock at $.075 per share.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2011, except as follows: two members of the Board of Directors, Albert Emola, former Director and Jeffrey Galitz, a current Director, each filed their Form 3 after the due date. All other reports needed to be filed have been filed for the fiscal year ended December 31, 2011

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FORM 10-K

A COPY OF THE COMPANY’S FORM 10-K ANNUAL REPORT, AND ANY AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT.  NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO BIODRAIN’S SECRETARY AT 2915 COMMERS DRIVE, SUITE 900, EAGAN, MINNESOTA, 55121.

OTHER MATTERS

The Board of Directors and management know of no other matters that will be presented for consideration at the Annual Meeting.  However, since it is possible that matters of which the Board and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

By Order of the Board of Directors

Joshua Kornberg
President and Chief Executive Officer

Eagan, Minnesota

September 4, 2012

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Appendix A

BIODRAIN MEDICAL, INC.
2012 STOCK INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose		3

2.	Administration		3

3.	Eligible Participants		3

4.	Types of Incentives		3

5.	Shares Subject to the Plan		3
	5.1.	Number of Shares	3
	5.2.	Cancellation	4
	5.3.	Type of Common Stock	4
	5.4.	Limitation on Certain Grants	4

6.	Stock Options		4
	6.1.	Price	4
	6.2.	Number	4
	6.3.	Duration and Time for Exercise	4
	6.4.	Manner of Exercise	4
	6.5.	Incentive Stock Options	4

7.	Stock Appreciation Rights		5
	7.1.	Price	5
	7.2.	Number	5
	7.3.	Duration	5
	7.4.	Exercise	5
	7.5.	Issuance of Shares Upon Exercise	6

8.	Stock Awards, Restricted Stock and Restricted Stock Units		6
	8.1.	Number of Shares	6
	8.2.	Sale Price	6
	8.3.	Restrictions	6
	8.4.	Enforcement of Restrictions	6
	8.5.	End of Restrictions	7
	8.6.	Rights of Holders of Restricted Stock and Restricted Stock Units	7
	8.7.	Settlement of Restricted Stock Units	7
	8.8.	Dividend Equivalents	7

9.	Performance Awards		7
	9.1.	Performance Conditions	7
	9.2.	Performance Awards Granted to Designated Covered Employees	7

	9.3.	Written Determinations	8
	9.4.	Status of Performance Awards Under Code Section 162(m)	8

10.	General		9
	10.1.	Plan Effective Date and Shareholder Approval; Termination of Plan	9
	10.2.	Duration	9
	10.3.	Non-transferability of Incentives	9
	10.4.	Effect of Termination or Death	9
	10.5.	Restrictions under Securities Laws	9
	10.6.	Adjustment	10
	10.7.	Incentive Plans and Agreements	10
	10.8.	Withholding	10
	10.9.	No Continued Employment, Engagement or Right to Corporate Assets	10
	10.10.	Payments Under Incentives	10
	10.11.	Amendment of the Plan	10
	10.12.	Amendment of Agreements for Incentives; No Repricing	11
	10.13.	Vesting Upon Change In Control	11
	10.14.	Sale, Merger, Exchange or Liquidation	12
	10.15.	Definition of Fair Market Value	13
	10.16.	Definition of Grant Date	13
	10.17.	Compliance with Code Section 409A	13
	10.18.	Prior Plan	14

BIODRAIN MEDICAL, inc.

2012 STOCK INCENTIVE PLAN

1.          Purpose. The purpose of the 2012 Stock Incentive Plan (the “Plan”) of BioDrain Medical, Inc. (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2.          Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (b) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder (“Code Section 162(m)”). The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3.          Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.          Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); restricted stock units (Section 8) and performance awards (Section 9). Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5.            Shares Subject to the Plan

5.1.          Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 20,000,000 shares of Common Stock. In addition, as of the Effective Date, any shares available in the reserve of the Prior Plan (as defined in Section 10.18) shall be added to the Plan share reserve and be available for issuance under the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Shares of Common Stock that are issued under the Plan or are subject to Incentives awarded under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

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5.2.          Cancellation. If an Incentive granted under the Plan or under the Prior Plan expires or is terminated or canceled unexercised as to any shares of Common Stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive. If any Shares subject to an Incentive granted under the Plan or under the Prior Plan are withheld or applied as payment in connection with the exercise of an Incentive (including the withholding of Shares on the exercise of a stock option or the exercise of an SAR that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall not again be available for grant under the Plan.

5.3.          Type of Common Stock. Common Stock issued under the Plan in connection with Incentives will be authorized and unissued shares.

5.4.          Limitation on Certain Grants. During any one fiscal year, no person shall receive Incentives under the Plan that could result in that person receiving, earning or acquiring, subject to the adjustments described in Section 10.6: (a) Stock Options and SARs for, in the aggregate, more than 10,000,000 shares of Common Stock; or (b) Performance Awards, in the aggregate, for more than 10,000,000 shares of Common Stock or, if payable in cash, with a maximum amount payable exceeding $2,000,000.

6.            Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.          Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6 . Notwithstanding the foregoing sentence, the option price per share shall not be less than the Fair Market Value (as defined in Section 10.15) of the Common Stock on the Grant Date (as defined in Section 10.16).

6.2.          Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.6 . The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option. If the number of shares subject to a stock option is reduced pursuant to the preceding sentence, the number of shares subject to the original grant will continue to count against the limitation on grants under Section 5.4

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6.3.          Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.3 , the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 10.4.

6.4.          Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.8 , which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Before the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

6.5.          Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):

(a)          The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

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(b)          Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)          All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)          Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e)          The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f)          If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

7.            Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5 . An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1.          Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.6 . Notwithstanding the foregoing sentence, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

7.2.          Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6 . In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option. If the number of shares subject to an SAR is reduced pursuant to the preceding sentence, the number of shares subject to the original grant will continue to count against the limitation on grants under Section 5.4.

7.3.          Duration. Subject to earlier termination as provided in Section 10.3 , the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates, is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 10.4.

7.4.          Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

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7.5.          Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)          the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6 ); by

(b)          the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.            Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, with or without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. Restricted stock units represent the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards, ,the transfer or sale of restricted stock and restricted stock units shall be subject to the following terms and conditions:

8.1.          Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Committee.

8.2.          Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3.          Restrictions. All shares of restricted stock transferred or sold by the Company hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)          a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)          a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment, service on the Board of Directors or consulting engagement during any period in which such shares are subject to restrictions; and

(c)          such other conditions or restrictions as the Committee may deem advisable.

8.4.          Enforcement of Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3 , the participant receiving restricted stock or restricted stock units shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. At the Committee’s election, shares of restricted stock may be held in book entry form subject to the Company’s instructions until any restrictions relating to the restricted stock grant lapse.

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8.5.          End of Restrictions. Subject to Section 10.5 , at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. Subject to Section 10.5 , upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

8.6.          Rights of Holders of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

8.7.          Settlement of Restricted Stock Units. Restricted stock units may be satisfied by delivery of shares of stock, cash equal to the Fair Market Value of the specified number of shares covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.8.          Dividend Equivalents. In connection with any award of restricted stock units, the Committee may grant the right to receive cash, shares of stock or other property equal in value to dividends paid with respect to the number of shares represented by the restricted stock units (“Dividend Equivalents”). Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any award of restricted stock units shall be either (a) paid with respect to such restricted stock units at the dividend payment date in cash or in shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such restricted stock units and the amount or value thereof automatically deemed reinvested in additional restricted stock units until the time for delivery of shares (if any) pursuant to the terms of the restricted stock unit award.

9.            Performance Awards.

9.1.          Performance Conditions. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee (such an Incentive is referred to as a “Performance Award”). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Incentive subject to performance conditions, except as limited under Section 9.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Committee and not the Board.

9.2.          Performance Awards Granted to Designated Covered Employees. If and to the extent the Committee determines that a Performance Award to be granted to a person who is designated by the Committee as likely to be a covered employee within the meaning of Code Section 162(m) and regulations thereunder (a “Covered Employee”) should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 9.2.

(a)          Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 9.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including but not limited to the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain" at the time the Performance Award is granted. The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal, or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.

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(b)          Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company, shall be used exclusively by the Committee in establishing performance goals for such Performance Awards as are intended to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code: earnings per share, operating income or profit, net income, gross or net sales, expenses, expenses as a percentage of net sales, inventory turns, cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), gross profit, margins, working capital, earnings before interest and tax (EBIT), earnings before interest, tax, depreciation and amortization (EBITDA), return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue), revenue growth, share price (including, but not limited to, growth measures and total shareholder return), operating efficiency, productivity ratios, market share, economic value added and safety (or any of the above criteria as compared to the performance of a group of comparable companies, or any published or special index that the Committee, in its sole discretion, deems appropriate), or the Committee may select criteria based on the Company’s share price as compared to various stock market indices. The Committee, in its sole discretion, may modify the performance goals if it determines that circumstances have changed and modification is required to reflect the original intent of the performance goals; provided, however, that no such change or modification may be made to the extent it increases the amount of compensation payable to any participant who is a Covered Employee.

(c)          Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

(d)          Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, stock, other Incentives or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of continuous service by the participant before the end of a performance period or the settlement date of Performance Awards.

9.3.          Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards, and as to the achievement of performance goals relating to Performance Awards under Section 9.2(a), shall be made in writing in the case of any Performance Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).

9.4.          Status of Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards granted under this Section 9 to persons who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, the terms of Sections 9.2, 9.3 and 9.4, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). Notwithstanding the foregoing, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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10.            General.

10.1.          Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements of any stock exchange, if any, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the shareholders).

10.2.          Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

10.3.          Non-transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options (other than stock options intended to qualify as Incentive Stock Options pursuant to Section 6.5) may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 10.3.

10.4.          Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A, including the rules and regulations promulgated thereunder (together, “Code Section 409A”); and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

10.5.          Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

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10.6.          Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7.          Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

10.8.          Withholding.

   (a)          The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. If so permitted by the Committee at the time of the award of any Incentive or at a later time, at any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

   (b)          Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9.          No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10.         Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.17, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

10.11.         Amendment of the Plan. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

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10.12.         Amendment of Agreements for Incentives; No Repricing. Except as otherwise provided in this Section 10.12 or Section 10.17, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, no such amendment shall (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR, cancel a stock option or SAR when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for another Incentive or cash, or take any other action with respect to a stock option that may be treated as a repricing under the federal securities laws or generally accepted accounting principles; or (b) extend the term of the Incentive, except as provided in Sections 10.4 and 10.17.

10.13.         Vesting Upon Change In Control. Upon the occurrence of an event satisfying the definition of “Change in Control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. For purposes of this Section 10.13, “Change in Control” means the occurrence of any one or more of the following:

   (a)          a merger, consolidation, statutory exchange or reorganization approved by the Company’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

   (b)          any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s shareholders;

   (c)          there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or

   (d)          individuals who, on the Effective Date, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (i) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Incentives subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply); (ii) for clarification, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) as the result of the acquisition of additional securities by Dr. Samuel Herschkowitz, Joshua Kornberg or their affiliates; and (iii) a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) solely as the result of a repurchase or other acquisition of securities by Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by any person to thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities; provided, however, that if any person referred to in this clause (iii) shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from Company) and immediately thereafter beneficially owns thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (b).

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10.14.      Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)          providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(b)          providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days before the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(c)          providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(d)          to the extent that the vesting of any Incentives is not accelerated pursuant to Section 10.13, providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.14 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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10.15.      Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a)          If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b)          If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(c)          If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

10.16.      Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award or, if later, the date established by the Committee as the date of grant of the Incentive.

10.17.      Compliance with Code Section 409A.

(a)           Except to the extent such acceleration or deferral is permitted by the requirements of Code Section 409A, neither the Committee nor a participant may accelerate or defer the time or schedule of any payment of, or the amount scheduled to be paid under, an Incentive that constitutes Deferred Compensation (as defined in paragraph(d) below); provided, however, that payment shall be permitted if it is in accordance with a “specified time” or “fixed schedule” or on account of “separation from service,” “disability,” death, “change in control” or “ unforeseeable emergency” (as those terms are defined under Code Section 409A) that is specified in the agreement evidencing the Incentive.

(b)          Notwithstanding anything in this Plan, unless the agreement evidencing the Incentive specifically provides otherwise, if a participant is treated as a Specified Employee (as defined in paragraph (d) and as determined under Code Section 409A by the Committee in good faith) as of the date of his or her “separation from service” as defined for purposes of Code Section 409A, the Company may not make payment to the participant of any Incentive that constitutes Deferred Compensation, earlier than 6 months following the participant’s separation from service (or if earlier, upon the Specified Employee’s death), except as permitted under Code Section 409A. Any payments that otherwise would be payable to the Specified Employee during the foregoing 6-month period will be accumulated and payment delayed until the first date after the 6-month period. The Committee may specify in the Incentive agreement, that the amount of the Deferred Compensation delayed under this paragraph shall accumulate interest, earnings or Dividend Equivalents (as applicable) during the period of such delay.

(c)          The Committee may, however, reform any provision in an Incentive that is intended to comply with (or be exempt from) Code Section 409A, to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A.

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(d)          For purposes of this Section 10.17, "Deferred Compensation" means any Incentive under this Plan that provides for the “deferral of compensation” under a “nonqualified deferred compensation plan” (as those terms are defined under Code Section 409A) and that would be subject to the taxes specified in Code Section 409A(a)(1) if and to the extent that the Plan and the agreement evidencing the Incentive do not meet or are not operated in compliance with the requirements of paragraphs (a)(2), (a)(3) and (a)(4) of Code Section 409A . Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Code Section 409A. A “Specified Employee” means a Participant who is a “key employee” as described in Code Section 416 (i) (disregarding paragraph (5) thereof) at any time during the Company’s fiscal year ending on January 31, or such other “identification date” that applies consistently for all plans of the Company that provide “deferred compensation” that is subject to the requirements of Code Section 409A. Each participant will be identified as a Specified Employee in accordance with Code Section 409A, including with respect to the merger of the Company with any other company or any spin-off or similar transaction, and such identification shall apply for the 12-month period commencing on the first day of the fourth month following the identification date. Notwithstanding the foregoing, no participant shall be a Specified Employee unless the stock of the Company (or other member of a “controlled group of corporations” as determined under Code Section 1563) is publicly traded on an established securities market (or otherwise) as of the date of the participant’s “separation from service” as defined in Code Section 409A.

10.18.      Prior Plan. Notwithstanding the adoption of this Plan by the Board of Directors and its approval by the shareholders, the Company’s 2008 Equity Incentive Plan, as it has been amended from time to time (the “Prior Plan”), shall remain in effect, and all grants and awards made under the Prior Plan shall be governed by the terms of the Prior Plan. From and after the Effective Date, no further grants and awards shall be made under the Prior Plan.

Approved by the Board of Directors on August 13, 2012.

Approved by the shareholders on September 20, 2012.

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BIODRAIN MEDICAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, September 20, 2012

11:00 a.m. (Central Time)

At the offices of

Maslon Edelman Borman Brand, LLP

3300 Wells Fargo Center

90 South Seventh Street

Minneapolis, Minnesota 55402

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 20, 2012:

The Proxy Statement and the Annual Report on Form 10-K of BioDrain Medical, Inc. are available at

http://BioDrainMedicalInc.investorroom.com

BioDrain Medical, Inc.
2915 Commers Drive, Suite 900
Eagan, Minnesota 55121	PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on September 20, 2012.

The shares of common stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, and 3.

The undersigned hereby appoints JOSHUA KORNBERG AND LAWRENCE W. GADBAW, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of common stock of BioDrain Medical, Inc. (the “Company”) registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company’s attorney at Maslon Edelman Borman Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 at 11:00 a.m. (Central Time) on September 20, 2012 (if you need directions to the Annual Meeting, please contact the Company at (651) 389-4800, and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

See reverse for voting instructions.

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided.

ä Please detach here ä

The Board of Directors Recommends a Vote FOR Items 1, 2, and 3.

1. Re-elect directors:	01 – Lawrence W. Gadbaw	☐ Vote FOR	☐ Vote WITHHELD
	02 – Joshua Kornberg	all nominees	from all nominees
	03 – Peter L. Morawetz	(except as marked)
04 – Thomas J. McGoldrick
05 – Andrew P. Reding
06 – Ricardo Koenigsberger

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right).
2. To ratify the appointment of Olsen Thielen & Co., Ltd. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2012.		☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve the Company’s 2012 Stock Incentive Plan.		☐ FOR ☐ AGAINST ☐ ABSTAIN

4. In their discretion, upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

IN THE EVENT OF CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS, THE PROXIES MAY DISTRIBUTE THE VOTES REPRESENTED BY THIS PROXY AMONG THE NOMINEES IN SUCH PROPORTION AS DETERMINED IN THEIR DISCRETION, EXCEPT THAT NONE OF YOUR VOTES WILL BE CAST FOR ANY NOMINEE AS TO WHOM YOU INSTRUCT THAT YOUR VOTES BE WITHHELD.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐	Date
Indicate changes below:

Signature(s) in Box

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity.  For stock held in joint tenancy, each joint tenant should sign.

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